SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2005

IndyMac ABS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127617	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Description of the Certificates and the Mortgage Pool

IndyMac ABS, Inc. (the “Registrant”) issued a series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D Certificates (the “Certificates”), issued pursuant to a pooling and servicing agreement, that is expected to be dated as of December 1, 2005, among the Registrant as depositor, IndyMac Bank, F.S.B. as seller and master servicer and Deutsche Bank National Trust Company as trustee. The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, sub-prime one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Lehman Brothers Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 8.01) that have been provided by Lehman Brothers Inc. to certain prospective purchasers of IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-D Certificates (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 2, 2005

INDYMAC ABS, INC.

By:	/s/ Victor Woodworth
Name:	Victor Woodworth
Title:	Vice President

Index to Exhibits

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	99	Computational Materials	7